                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

$.001 PAR VALUE                                                  $.001 PAR VALUE

INCORPORATED UNDER THE LAWS                     THIS CERTIFICATE IS TRANSFERABLE
OF THE STATE OF DELAWARE                     IN THE CITIES OF BOSTON OR NEW YORK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 218103 10 9

                          CORAM HEALTHCARE CORPORATION

THIS CERTIFIES THAT

IS THE OWNER OF

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

Coram Healthcare Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and verified by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                                                 COUNTERSIGNED AND REGISTERED:
                                                                               THE FIRST NATIONAL BANK OF BOSTON
                                                                                  TRANSFER AGENT AND REGISTRAR
      /s/  SAM R. LENO                      /s/  JAMES M. SWEENEY               By: /s/  MARY PENEZIC
- ------------------------------------   ------------------------------------   ------------------------------------
             Secretary                               Chairman                         Authorized Signature




               DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE


A. The Certificate is boardered on the left and right sides by an (color) one and one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are boxed.

C. The Delaware corporate seal appears in the lower left-hand corner of the page.